Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-4 (No. 333-50109) of our reports dated February 22, 2000 (March 3, 2000 as to Note
7), appearing in and incorporated by reference in the Annual Report on Form 10-K of American Electric Power Company, Inc. for the year ended December 31, 1999.




/s/ DELOITTE & TOUCHE LLP




Columbus, Ohio
June 15, 2000

                                                                  Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 22, 2000 (March 3, 2000 as to Note 7), appearing in and incorporated by reference in the Annual Report on Form 10-K of American Electric Power Company, Inc. for the year ended December 31, 1999.




/s/ DELOITTE & TOUCHE LLP




Columbus, Ohio
June 15, 2000




















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